UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 3, 2007

ICOP DIGITAL, INC.

(Exact name of registrant as specified in its charter)

Colorado	001-32560	84-1493152
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

16801 W. 116th Street Lenexa, Kansas		66219
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 913-338-5550

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 3, 2007, the Board of Directors of ICOP Digital, Inc. (the “Company”) acted to amend and restate the Company’s Bylaws (the “Bylaws”) to allow for the issuance of uncertificated shares that are registrable in book-entry form and to facilitate participation in the Direct Registration System (“DRS”). The objective of DRS is to allow investors to have securities registered in their names without the issuance of physical certificates, and to minimize the risks and delays associated the transfer of physical certificates.

The full text of the Third Amended and Restated Bylaws is filed as Exhibit 3.1 to this Current Report.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

3.1	Third Amended and Restated ByLaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICOP DIGITAL, INC.

December 3, 2007	By:	/s/ David C. Owen
Name: David C. Owen
Title: Chief Executive Officer